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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

    We consent to the reference to our firm under the captions "Summary Financial Information and Operating Data," "Selected Consolidated Financial Data," and "Experts" and to the use of our report dated February 19, 1999, in the Registration Statement (Form S-1 No. 333-00000) and related Prospectus of CompuCredit Corporation dated January 18, 2000.

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
                                                          /s/ ERNST & YOUNG LLP
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Atlanta, Georgia
January 17, 2000